                                                                    EXHIBIT 10.4

                            TOYOTA DEALER AGREEMENT

This is an Agreement between Toyota Motor Sales, U.S.A., Inc. (DISTRIBUTOR), and
                            ----------------------------------
FAA Poway T, Inc. (DEALER), a(n) [_] individual, [_] partnership, [X]
-----------------
corporation. If a corporation, DEALER is duly incorporated in the State of California and doing business as Poway Toyota.
----------                       ------------


                   PURPOSES AND OBJECTIVES OF THIS AGREEMENT

DISTRIBUTOR sells Toyota Products which are manufactured or approved by Toyota Motor Corporation (FACTORY) and imported and/or sold to DISTRIBUTOR by Toyota Motor Sales, U.S.A., Inc. (IMPORTER). It is of vital importance to DISTRIBUTOR that Toyota Products are sold and serviced in a manner which promotes consumer confidence and satisfaction and leads to increased product acceptance. Accordingly, DISTRIBUTOR has established a network of authorized Toyota dealers, operating at approved locations and pursuant to certain standards, to sell and service Toyota Products. DEALER desires to become one of DISTRIBUTOR's authorized dealers. Based upon the representations and promises of DEALER, set forth herein, DISTRIBUTOR agrees to appoint DEALER as an authorized Toyota dealer and welcomes DEALER to DISTRIBUTOR's network of authorized dealers of Toyota Products.

This Agreement sets forth the rights and responsibilities of DISTRIBUTOR as seller and DEALER as buyer of Toyota Products. DISTRIBUTOR enters into this Agreement in reliance upon DEALER's integrity, ability, assurance of personal services, expressed intention to deal fairly with the consuming public and with DISTRIBUTOR, and promise to adhere to the terms and conditions herein. Likewise, DEALER enters into this Agreement in reliance upon DISTRIBUTOR's promise to adhere to the terms and conditions herein. DISTRIBUTOR and DEALER shall refrain from conduct which may be detrimental to or adversely reflect upon the reputation of the FACTORY; IMPORTER, DISTRIBUTOR, DEALER or Toyota Products in general. The parties acknowledge that the success of the relationship between DISTRIBUTOR and DEALER depends upon the mutual understanding and cooperation of both DISTRIBUTOR and DEALER.

I.   RIGHTS GRANTED TO THE DEALER

     Subject to the terms of this Agreement, DISTRIBUTOR hereby grants DEALER the non-exclusive right:

     A. To buy and resell the Toyota Products identified in the Toyota Product Addendum hereto which may be periodically revised by IMPORTER;

     B. To identify itself as an authorized Toyota dealer utilizing approved signage at the location(s) approved herein;

     C. To use the name Toyota and the Toyota Marks in the advertising, promotion, sale and servicing of Toyota Products in the manner herein provided.

     DISTRIBUTOR reserves the unrestricted right to sell Toyota Products and to grant the privilege of using the name Toyota or the Toyota Marks to other dealers or entities, wherever they may be located.

II.  RESPONSIBILITIES ACCEPTED BY THE DEALER

     DEALER accepts its appointment as an authorized Toyota dealer and agrees to:

     A. Sell and promote Toyota Products subject to the terms and conditions of this Agreement;

     B. Service Toyota Products subject to the terms and conditions of this Agreement;

     C. Establish and maintain satisfactory dealership facilities at the location(s) set forth herein; and

     D. Make all payments to DISTRIBUTOR when due.

III. TERM OF AGREEMENT

     This Agreement is effective this 9th day of May, 1997, and shall continue
                                      ---        ---  ----
     for a period of Two (2) Years, and shall expire on May 8, 1999 unless ended
                     -------------                      -----------
     earlier by mutual agreement or terminated as provided herein. This Agreement may not be continued beyond its expiration date except by written consent of DISTRIBUTOR and IMPORTER.

IV.  OWNERSHIP OF DEALERSHIP

     This Agreement is a personal service Agreement and has been entered into by DISTRIBUTOR in reliance upon and in consideration of DEALER's representation that only the following named persons are the Owners of DEALER, that such persons will serve in the capacities indicated, and that such persons are committed to achieving the purposes, goals and commitments of this Agreement:


            OWNERS'                                         PERCENT OF
            NAMES                     TITLE                 OWNERSHIP

     FirstAmerica Automotive, Inc.                               100%
     ----------------------------- ---------------------- --------------------
     _____________________________ ______________________ ____________________
     _____________________________ ______________________ ____________________
     _____________________________ ______________________ ____________________
     _____________________________ ______________________ ____________________
     _____________________________ ______________________ ____________________

V.   MANAGEMENT OF DEALERSHIP

     DISTRIBUTOR and DEALER agree that the retention of qualified management is of critical importance to satisfy the commitments made by DEALER in this Agreement. DISTRIBUTOR, therefore, enters into this Agreement in reliance upon DEALER's representation that H. Matthew Travis; and no other person,
                                       -----------------
     will exercise the function of General Manager, be in complete charge of DEALER's operations, and will have authority to make all decisions on behalf of DEALER with respect to DEALER's operations. DEALER further agrees that the General Manager shall devote his or her full efforts to DEALER's operations.

VI.  CHANGE IN MANAGEMENT OR OWNERSHIP

     This is a personal service contract. DISTRIBUTOR has entered into this Agreement because DEALER has represented to DISTRIBUTOR that the Owners and General Manager of DEALER identified herein possess the personal qualifications, skill and commitment necessary to ensure that DEALER will promote, sell and service Toyota Products in the most effective manner, enhance the Toyota image and increase market acceptance of Toyota Products. Because DISTRIBUTOR has entered into this Agreement in reliance upon these representations and DEALER's assurances of the active involvement of such persons in DEALER operations, any change in ownership, no matter what the share or relationship between parties, or any changes in General Manager from the person specified herein, requires the prior written consent of DISTRIBUTOR, which DISTRIBUTOR shall not unreasonably withhold.

      DEALER agrees that factors which would make DISTRIBUTOR's withholding of consent reasonable would include, without limitation, the failure of a new Owner or General Manager to meet DISTRIBUTOR'S standards with regard to financial capability, experience and success in the automobile dealership business.

VII.  APPROVED DEALER LOCATIONS

      In order that DISTRIBUTOR may establish and maintain an effective network of authorized Toyota dealers, DEALER agrees that it shall conduct its Toyota operation only and exclusively in facilities and at locations herein designated and approved by DISTRIBUTOR. DISTRIBUTOR hereby designates and approves the following facilities as the exclusive location(s) for the sale and servicing of Toyota Products and the display of Toyota Marks:

      New Vehicle Sales and Showroom      Used Vehicle Display and Sales
      ------------------------------      ------------------------------

      13760 Poway Road                    13760 Poway Road
      Poway, CA                           Poway, CA

      Sales and General Office            Body and Paint
      ------------------------            --------------

      13760 Poway Road
      Poway, CA

      Parts                               Service
      -----                               -------
      13760 Poway Road                    13760 Poway Road
      Poway, CA                           Poway, CA

      Other Facilities
      ----------------

      DEALER may not, either directly or indirectly, display Toyota Marks or establish or conduct any dealership operations contemplated by this Agreement, including the display, sale and servicing of Toyota Products, at any location or facility other than those approved herein without the prior written consent of DISTRIBUTOR DEALER may not modify or change the usage or function of any location or facility approved herein or otherwise utilize such locations or facilities for any functions other than the approved function(s) without the prior written consent of DISTRIBUTOR.

VIII. PRIMARY MARKET AREA

      DISTRIBUTOR will assign DEALER a geographic area called a Primary Market Area ("PMA"). The PMA is used by DISTRIBUTOR to evaluate DEALER's performance of its obligations, among other things. DEALER agrees that it has no exclusive right to any such PMA. DISTRIBUTOR may add new dealers, relocate dealers, or adjust DEALER's PMA as it reason-ably determines is necessary. DEALER's PMA is set forth on the PMA Addendum hereto.

      Nothing contained in this Agreement, with the exception of Section XIV(B), shall limit or be construed to limit the geographical area in which, or the persons to whom, DEALER may sell or promote the sale of Toyota products.

IX.   STANDARD PROVISIONS

      The "Toyota Dealer Agreement Standard Provisions" are incorporated herein and made part of this Agreement as if fully set forth herein.

X.    ADDITIONAL PROVISIONS

      In consideration of DISTRIBUTOR's agreement to appoint DEALER as an authorized Toyota dealer, DEALER further agrees:

I. DEALER AGREES THAT THIS AGREEMENT INCORPORATES, HERE BY THIS REFERENCE, THE TERMS OF THE ADDENDUM TO SECTION X - ADDITIONAL PROVISIONS DATED MAY
                                                                           ---
      9, 1997.
      -------

XI.   EXECUTION OF AGREEMENT

      Notwithstanding any other provision herein, the parties to this Agreement, DISTRIBUTOR and DEALER, agree that this Agreement shall be valid and binding only if it is signed:

      A. On behalf of DEALER by a duly authorized person;

      B. On behalf of DISTRIBUTOR by the President and/or an authorized General Manager, if any, of DISTRIBUTOR; and

      C. On behalf of IMPORTER, solely in connection with its limited undertaking herein, by President of IMPORTER.

XII.  CERTIFICATION

      By their signatures hereto, the parties agree that they have read and understand this Agreement, including the Standard Provisions incorporated herein, are committed to its purposes and objectives and agree to abide by all of its terms and conditions.

      FAA Poway T, Inc. dba Poway Toyota                           DEALER
      -------------------------------------------------------------
                                    (Dealer Entity Name)

      Date:  4/24/97           By: /s/                        President
           -------------------    ----------------------  -------------------
                                      Signature              Title

      Date:___________________ By:______________________  ___________________
                                      Signature              Title

      Date:___________________ By:______________________  ___________________
                                      Signature              Title

      Toyota Motor Sales. U.S.A.. Inc.                           DISTRIBUTOR
      -----------------------------------------------------------
                                   (Distributor Name)

      Date:__________________  By: /s/ J. Byers         Regional General Manager
                                  --------------------- ------------------------
                                   J. Byers   Signature   Title

      Date:__________________  By:_____________________  _______________________
                                   Signature              Title

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Undertaking by IMPORTER: In the event of termination of this Agreement by virtue of termination or expiration of DISTRIBUTOR's contract with IMPORTER, IMPORTER, through its designee, will offer DEALER a new agreement of no less than one year's duration and containing the terms of the Toyota Dealer Agreement then prescribed by IMPORTER.

                        TOYOTA MOTOR SALES, U.S.A., INC.

Date: MAY 09 1997 By: /s/ Y. Ishizaka                    President
      -----------     ----------------------------    ---------------------
                      Y. Ishizaka   Signature            Title

                             ADDENDUM TO SECTION X
                             ---------------------

    These Additional Provisions to Toyota Dealer Agreement ("Additional Provisions") are entered into as of May 9,1997, among DISTRIBUTOR, DEALER, and
                                    -----------
FIRSTAMERICA AUTOMOTIVE, INC., a Nevada corporation (hereinafter "FAA"), and form a part of and are incorporated into the Dealer Agreement.

                                    RECITALS
                                    --------

    1. DISTRIBUTOR and DEALER have entered into a Toyota Dealer Agreement (the "Dealer Agreement") dated as of May 9, 1997.
                                     -----------

    2.    FAA is the 100% shareholder of DEALER.

    3. FAA and DEALER are hereinafter collectively referred to as the "Dealer Parties". DISTRIBUTOR and the Dealer Parties are hereinafter collectively referred to as the "Parties".

    4. The Parties wish to enter into these Additional Provisions for the purposes of agreeing to be bound by the terms of these Additional Provisions, which are a part of and are incorporated into the Dealer Agreement.

    5.    The ownership of FAA shall be as follows:

                    Thomas A. Price:                        41%
------------------------------------------------------------------------
                    Donald V. Strough:                      11%
------------------------------------------------------------------------
                    TCW/Crescent Mezzanine Partners, L.P:   19%
------------------------------------------------------------------------
                    Others:                                 29%
------------------------------------------------------------------------

     NOW THEREFORE, in consideration for the mutual agreements contained herein and in the Dealer Agreement, the Parties agree as follows:

A.  General
    -------

        1.    DISTRIBUTOR and FAA have entered into an Agreement dated May 2,
                                                                       ------
1997 (the "Agreement") relating, among other matters, to the number of Toyota
----
and Lexus dealerships which may be acquired by FAA and its affiliates and to certain aspects of the management of Toyota and Lexus dealerships owned by FAA. The Dealer Parties agree that the Agreement is incorporated into and forms a part of the Dealer Agreement and these Additional Provisions. To the extent that any provision of the Agreement is inconsistent with the Dealer Agreement or these Additional Provisions, the provisions of the Agreement shall be controlling.

        2. The Dealer Parties acknowledge and agree that if any provision of these Additional Provisions is violated in any material respect by any of the Dealer Parties, DISTRIBUTOR will have the right to terminate the Dealer Agreement on sixty (60) days' written notice to Dealer if Dealer fails to cure such violation prior to the expiration of such sixty (60) days.


B.  Provisions Relating to the Structure of DEALER
    ----------------------------------------------

        1.    Single Purpose Entity. DEALER will be maintained as a separate
              ---------------------
legal entity, and will not engage in any business other than operation of a Toyota dealership and activities related thereto.

        2.    No Merger, Consolidation, Etc. DEALER will not be merged with or
              -----------------------------
into, or be consolidated with, or acquire substantially all of the assets of, any other entity, without the prior written consent of DISTRIBUTOR, in its sole discretion.

C.  Provisions Relating to Management
    ---------------------------------

          1.    Role of the Responsible Executive. Pursuant to Section 8 of the
                ---------------------------------
Agreement, Thomas A. Price is hereby designated as the FAA executive who will have responsibility and authority with respect to all matters concerning DEALER and the relationship between DEALER and DISTRIBUTOR (the "FAA Executive"). The FAA Executive will be actively involved in the management of all aspects of the operations of DEALER.

                (a) The FAA Executive will be an officer of DEALER. The FAA Executive, in consultation with management of FAA, will have complete control over all day-to-day management decisions of DEALER or relating to DEALER.

                (b) The General Manager will report directly to and be responsible to the FAA Executive.

                (c) DISTRIBUTOR may rely on oral or written communications and agreements from the FAA Executive as being the binding agreements of DEALER, without any duty of DISTRIBUTOR to confirm that any such communication or agreement has been duly authorized by the Board of Directors of DEALER, FAA, or any other individual or entity.

          2.    Successors to the FAA Executive. In the event that the FAA
                -------------------------------
Executive wishes to discontinue his role in the management of DEALER as set forth in Section C.1., such action may be taken only with the prior written consent of DISTRIBUTOR. Such consent of DISTRIBUTOR may be conditioned on transfer of the FAA Executive's management responsibilities to an individual or individuals approved by DISTRIBUTOR, taking into account such factors as DISTRIBUTOR reasonably deems to be relevant and are consistent with applicable laws.

          3.    Role of the General Manager.
                ---------------------------

                (a)  H. Matthew Travis or any subsequent General Manager of

DEALER approved by DISTRIBUTOR, will serve exclusively as General Manager of DEALER on a full time basis and will not have any management responsibilities with respect to any other dealership or other business or appear as the General Manager on any automobile dealership franchise agreement other than that of DEALER.

                (b) The General Manager will have responsibility for and authority with respect to the day-to-day operations of DEALER in the ordinary course of business, under the supervision of the FAA Executive, and the General Manager will have the following authority, without the need for obtaining the prior approval of any other individual or entity:

          (i)   the authority to hire or terminate any employee of DEALER;

          (ii)  the authority to order vehicles and other products;

          (iii) the authority to place advertising;

          (iv) the authority to communicate with DISTRIBUTOR with respect to all aspects of the business of DEALER;

          (v) the authority to approve expenditures by DEALER in the ordinary course of business in amounts of less than $50,000 per item;

          (vi) the authority to approve capital improvements or modifications to the DEALER'S facilities in amounts not to exceed $100,000 with respect to any expenditure.

          4.    Membership of Executive Committee. There shall be no change in
                ---------------------------------
the membership of the Executive Committee, Board of Directors or other governing body of DEALER without the prior written approval of DISTRIBUTOR.

          5.    FAA Directors. FAA shall provide a list of all current members
                -------------
of its Board of Directors, and resumes for each member, to DISTRIBUTOR, and provide such information for each new member of the Board of Directors of FAA.

D.   Provisions Relating to Capitalization and Accounting
     ----------------------------------------------------

          1. No distributions will be made by DEALER to FAA if such distributions would cause DEALER to fail to meet any of DISTRIBUTOR'S capitalization guidelines, including but not limited to net working capital requirements.

          2. The operations and financial results of DEALER will be reported to DISTRIBUTOR separately from those of any other entity, business or activity, including but not limited to any of the Dealer Parties and any other dealerships directly or indirectly owned or controlled by any of the Dealer Parties.

          3. DEALER will maintain complete and separate departments for new and used vehicle sales, service, parts sales, leasing and finance and insurance, and will provide separate identifiable areas for each department. DEALER will maintain a separate and permanent personnel staff and separate retail operations from other dealerships directly or indirectly owned by any of the Dealer Parties. DEALER shall not combine its used car operation with that of any other entity, including any other dealerships directly or indirectly owned by any of the Dealer Parties.

E. Provisions Relating to Ownership
   --------------------------------

          1.    Successors and Assigns. In the event that any interest in DEALER
                ----------------------
is transferred in accordance with the provisions of the Dealer Agreement, the Agreement and these Additional Provisions, as a condition to such transfer the transferee must agree in writing to be bound by all of the terms and provisions of the Dealer Agreement, the Agreement and these Additional Provisions, such agreement to be in form and substance reasonably acceptable to DISTRIBUTOR.

          2.    Competitors. In no event may any interest in DEALER be
                -----------
transferred to an entity which is directly or indirectly engaged in the business of manufacturing and/or distributing automobiles, or an affiliate thereof, and no such entity may acquire an ownership interest FAA as described in Section
1 of the Agreement.

F. Provisions Relating to Performance
   ----------------------------------

          1. Dealer agrees to achieve within nine (9) months of the effective date of this Agreement and to thereafter maintain throughout the duration of this Agreement, a satisfactory customer satisfaction performance, as measured by all applicable standards established by Toyota Motor Sales, U.S.A., Inc., and which are modified from time to time.

          2. Dealer agrees to achieve within nine (9) months of the effective date of this Agreement and to thereafter maintain throughout the duration of this Agreement, Toyota truck penetration in its Primary Market Area that is at least equal to the Region's penetration rate.

          3. Dealer agrees to achieve 100% car and truck sales efficiency within nine (9) of the effective date of this Agreement and to thereafter maintain 100% car and truck sales efficiency throughout the duration of this Agreement.

     IN WITNESS WHEREOF, the Parties have executed these Additional Provisions as of the date first above written.


TOYOTA MOTOR SALES, USA, INC.           TOYOTA MOTOR SALES, U.S.A., INC.
                                        LOS ANGELES REGION


By: /s/ Y. Ishizaka                     By: /s/ J. Byers
   --------------------------              -----------------------------

Title:      President                   Title:  GENERAL MANAGER
      -----------------------                 --------------------------


FIRSTAMERICA AUTOMOTIVE, INC.           FAA POWAY T., INC.
                                        dba: POWAY TOYOTA


By: /s/                                 By: /s/
    --------------------------              ---------------------------

Title:  President                       Title:  President
      ------------------------                -------------------------